Offerings - Offering: 1	Feb. 12, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 99,999,990.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 13,810.00
Offering Note	Estimated solely for purposes of calculating the amount of the filing fee only. This calculation assumes the purchase of 2,222,222 shares of common stock, par value $0.01 per share (the "Shares"), of Lands, End, Inc., a Delaware corporation ("Lands' End") at a price of $45.00 per Share (the "Offer Price"), in cash, without interest and less any applicable tax withholding. The amount of the filing fee was calculated in accordance with Rule 0-11 of the Securities Exchange Act of 1934, as amended, and Section 6(b) Filing Fee Rate Advisory for Fiscal Year 2026, beginning October 1, 2025, issued August 25, 2025, by multiplying the transaction value by 0.00013810.